                                                                   EXHIBIT 99.50


                         SEMIANNUAL SERVICER CERTIFICATE
                             AS OF FEBRUARY 29, 2004

         Pursuant to Section 4.01(d)(iii) of the Securitization Property Servicing Agreement, dated as of March 9, 2001 (the "Agreement"), between The Detroit Edison Company, as servicer and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify, for the current Payment Date, as follows:

         Capitalized terms used herein have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.




1.   ESTIMATED SB CHARGE PAYMENTS AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:

     i.  Amount Remitted -- September 2003                                                       $  16,300,588
     ii. Amount Remitted -- October 2003                                                            15,483,259
     iii.Amount Remitted -- November 2003                                                           15,578,607
     iv. Amount Remitted -- December 2003                                                           12,765,230
     v.  Amount Remitted -- January 2004                                                            13,845,648
     vi. Amount Remitted -- February 2004                                                           11,249,974
                                                                                                 -------------
     vii.Total Amount Remitted for this Period (sum of i. through vi. above)                     $  85,223,306
     viii.Net Earnings on Collection Account (accrued August 2003 thru January 31, 2004)               358,504
     ix. Expenses Paid to Date (August 2003 thru January 31, 2004)                                      85,839
                                                                                                 -------------
     x.  General Subaccount Balance (sum of vii. and viii. above minus ix.)                      $  85,495,971
     xi. Reserve Subaccount Balance                                                                  8,951,452
     xii.Overcollateralization Subaccount Balance                                                    1,562,500
     xiii.Capital Subaccount Balance                                                                 8,750,000
                                                                                                 -------------
     xiv.Collection Account Balance (sum of x. through xiii. above)                              $ 104,759,923
                                                                                                 =============


2.   OUTSTANDING PRINCIPAL BALANCE AS OF PRIOR PAYMENT DATE BY TRANCHE:

     i.  Class A-1 Principal Balance Outstanding Securitization Bond                           $             0
     ii. Class A-2 Principal Balance Outstanding Securitization Bond                               138,526,094
     iii.Class A-3 Principal Balance Outstanding Securitization Bond                               322,791,421
     iv. Class A-4 Principal Balance Outstanding Securitization Bond                               406,722,416
     v.  Class A-5 Principal Balance Outstanding Securitization Bond                               326,236,780
     vi. Class A-6 Principal Balance Outstanding Securitization Bond                               390,671,263
                                                                                               ---------------
     vii.Total Securitization Bond Principal Balance                                           $ 1,584,947,974
                                                                                               ===============


3.   REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

     A)  PROJECTED PRINCIPAL BALANCES AND PAYMENTS


                                                                          Projected
                                                                      Principal Balance             Principal Due
                                                                      -----------------             -------------
         i.   Class A-1 Securitization Bond                            $              0             $           0
         ii.  Class A-2 Securitization Bond                                  92,311,919                46,214,175
         iii. Class A-3 Securitization Bond                                 322,791,421                         0
         iv.  Class A-4 Securitization Bond                                 406,722,416                         0
         v.   Class A-5 Securitization Bond                                 326,236,780                         0
         vi.  Class A-6 Securitization Bond                                 390,671,263                         0
                                                                       ----------------             -------------
         vii. Total Required Principal Amount                          $  1,538,733,799             $  46,214,175
                                                                       ================             =============



     B)  REQUIRED INTEREST PAYMENTS


                                                           Securitization      Days in
                                                                Bond          Applicable
                                                           Interest Rate        Period              Interest Due
                                                           -------------      ----------           -------------
         i.   Class A-1 Securitization Bond                     5.180%               180           $           0
         ii.  Class A-2 Securitization Bond                     5.510%               180               3,816,394
         iii. Class A-3 Securitization Bond                     5.875%               180               9,481,998
         iv.  Class A-4 Securitization Bond                     6.190%               180              12,588,059
         v.   Class A-5 Securitization Bond                     6.420%               180              10,472,200
         vi.  Class A-6 Securitization Bond                     6.620%               180              12,931,219
                                                                                                   -------------
         vii. Total Required Interest Amount                                                       $  49,289,870
                                                                                                   =============

     C)  PROJECTED SUBACCOUNT PAYMENTS AND LEVELS



             Subaccount                                               Projected Level            Funding Required
             ----------                                               ---------------            ----------------
         i.   Capital Subaccount                                      $   8,750,000               $           0
         ii.  Overcollateralization Subaccount                            1,875,000                     312,500
                                                                      -------------               -------------
         iii. Total Subaccount Payments and Levels                    $  10,625,000               $     312,500
                                                                      =============               =============

4.   ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION
     8.02 OF INDENTURE:

     A)  SEMIANNUAL EXPENSES

              Net Expense Amount (Payable on current Payment Date)
         i.   Trustee Fees and Expenses                                                            $         0
         ii.  Semiannual Total of Servicing Fee                                                        437,500
         iii. Semiannual Administration Fee                                                            125,000
         iv.  Operating Expenses (subject to $100,000 cap)                                                   0
                                                                                                   -----------

          v.  Total Expenses                                                                       $   562,500
                                                                                                   ===========


     B)  SEMIANNUAL INTEREST

                                                                                                 Aggregate
                                                                                              --------------
         i.   Class A-1 Securitization Bond                                                   $            0
         ii.  Class A-2 Securitization Bond                                                        3,816,394
         iii  Class A-3 Securitization Bond                                                        9,481,998
         iv.  Class A-4 Securitization Bond                                                       12,588,059
         v.   Class A-5 Securitization Bond                                                       10,472,200
         vi.  Class A-6 Securitization Bond                                                       12,931,219
                                                                                              --------------
         vii. Total Semiannual Interest                                                       $   49,289,870
                                                                                              ==============


     C)  SEMIANNUAL PRINCIPAL

                                                                                                 Aggregate
                                                                                              --------------
         i.   Class A-1 Securitization Bond                                                   $            0
         ii.  Class A-2 Securitization Bond                                                       46,214,175
         iii  Class A-3 Securitization Bond                                                                0
         iv.  Class A-4 Securitization Bond                                                                0
         v.   Class A-5 Securitization Bond                                                                0
         vi.  Class A-6 Securitization Bond                                                                0
                                                                                              --------------
         vii. Total Semiannual Principal                                                      $   46,214,175
                                                                                              ==============



     D)  OTHER PAYMENTS

         i.   Operating Expenses (in excess of $100,000)                                      $            0
         ii.  Withdrawal from Series Capital Subaccount (to required amount)                          56,622
         iii. Withdrawal from Series Overcollateralization Subaccount (to required level)          1,562,500
         iv.  Withdrawal from Reserve Subaccount                                                   8,951,452



5. OUTSTANDING PRINCIPAL BALANCE AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH DISTRIBUTION DATE):

     A)  PRINCIPAL BALANCE OUTSTANDING:



         i.   Class A-1 Principal Balance Outstanding Securitization Bond                    $             0
         ii.  Class A-2 Principal Balance Outstanding Securitization Bond                         92,311,919
         iii. Class A-3 Principal Balance Outstanding Securitization Bond                        322,791,421
         iv.  Class A-4 Principal Balance Outstanding Securitization Bond                        406,722,416
         v.   Class A-5 Principal Balance Outstanding Securitization Bond                        326,236,780
         vi.  Class A-6 Principal Balance Outstanding Securitization Bond                        390,671,263
                                                                                             ---------------
         vii. Total Securitization Bond Principal Balance                                     $1,538,733,799
                                                                                              ==============


     B)  COLLECTION ACCOUNT BALANCES OUTSTANDING:



         i.   Series Capital Subaccount                                                        $   8,693,378
         ii.  Series Overcollateralization Subaccount                                                      0
         iii. Reserve Subaccount                                                                           0
                                                                                               -------------
         iv.  Total Subaccount Amount                                                          $   8,693,378
                                                                                               =============


6.   SUBACCOUNT BALANCES AS OF CURRENT PAYMENT DATE (IF APPLICABLE, PURSUANT TO
     SECTION 8.02 OF INDENTURE):


     i.  Series Capital Subaccount                                                             $     8,693,378
     ii. Series Overcollateralization Subaccount                                                             0
     iii.Reserve Subaccount                                                                                  0
                                                                                               ---------------
     iv. Total Subaccount Balances                                                             $     8,693,378
                                                                                               ===============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (IF APPLICABLE):

     A)  SEMIANNUAL INTEREST SHORTFALL

         i.   Class A-1 Securitization Bond                                                    $             0
         ii.  Class A-2 Securitization Bond                                                                  0
         iii  Class A-3 Securitization Bond                                                                  0
         iv.  Class A-4 Securitization Bond                                                                  0
         v.   Class A-5 Securitization Bond                                                                  0
         vi.  Class A-6 Securitization Bond                                                                  0
                                                                                               ---------------
         vii. Total Semiannual Interest Shortfall                                              $             0
                                                                                               ===============


     B)  SEMIANNUAL PRINCIPAL SHORTFALL

         i.   Class A-1 Securitization Bond                                                    $             0
         ii.  Class A-2 Securitization Bond                                                                  0
         iii  Class A-3 Securitization Bond                                                                  0
         iv.  Class A-4 Securitization Bond                                                                  0
         v.   Class A-5 Securitization Bond                                                                  0
         vi.  Class A-6 Securitization Bond                                                                  0
                                                                                               ---------------
         vii. Total Semiannual Principal Shortfall                                             $             0
                                                                                               ===============



8.   SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT DISTRIBUTION DATE:

     i.  Series Capital Subaccount                                                             $        56,622
     ii. Series Overcollateralization Subaccount                                                     1,875,000
                                                                                               ---------------
     iii.Total Subaccount Shortfalls                                                           $     1,931,622
                                                                                               ===============






         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semiannual Servicer Certificate this 27th day of February 2004.

                               THE DETROIT EDISON COMPANY, as Servicer



                               By: /s/Daniel G. Brudzynski
                                   -----------------------------------
                               Name:  Daniel G Brudzynski
                               Title: Vice President and Controller